j2 Global Communications

Investor Presentation
(Based upon Second Quarter 2010 Results)
August 3, 2010

j2 Global Communications

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2010 Guidance" slides. These forward-looking statements are based on management's current expectations or beliefs as of August 3, 2010 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Global economic conditions
- Subscriber growth, retention and usage levels
- Fax and voice service growth
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of August 3, 2010 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

j2 Global Communications

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy and the related impact on customer acquisition and retention rates, customer usage levels and credit and debit card payment declines
- Inability to maintain and expand our customer base and maintain or increase the average revenue per subscriber
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or income, sales or other tax liabilities or inability to accurately estimate our effective tax rate
- Inability to maintain existing or enter into new relationships on acceptable terms with critical telecom and other vendors whose financial condition will not negatively impact the services they provide
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
- Inability to successfully manage our growth, including integration of newly acquired businesses
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 23, 2010 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q2 '10 GAAP & Non-GAAP Results

	Q2 2010 GAAP		Q2 2010 Non-GAAP	
	$	Margin	$	Margin
Revenues	$61.3M		$61.3M	
Gross Profit/Margin (1)	$50.9M	83.1%	$51.3M	83.6%
Operating Profit/Margin (1)	$25.9M	42.2%	$29.2M	47.6%
EPS (2)	$0.41/Share		$0.46/Share	
Free Cash Flow (3)	$26.4M			
Cash and Investments	$264.9M			

(1) Non-GAAP excludes share-based compensation and associated payroll taxes and certain acquisition costs. See slide 17 for a reconciliation to GAAP.

(2) Non-GAAP excludes share-based compensation and associated payroll taxes and certain acquisition costs, net of tax. Q2's GAAP tax rate is 30.6% and non-GAAP is 30.7%. See slide 17 for a reconciliation to GAAP.

(3) See slide 16 for computation and reconciliation of free cash flow. Q2 free cash flow excludes impact of $14.2M payment to IRS in Q2 which settled all transfer pricing audit for tax years 2004 to 2008 and was fully accrued for in prior periods.

2010 Q2 Highlights

j2 Global Communications

Messaging/Communications as a Service

Fax	Voice	Email	Unified Communications
eFax® eFax Corporate®	eVoice® eReceptionist®	electricm@il.	onebox®
faxcom RapidFAX smartfax™ m BOX		FuseMail MailWise	

j2 Global Communications

2010 Q2 Highlights

Operations

- Customers
  - Our net adds grew by ~20,000 from Q1, while there were no DID based acquisitions in Q2
  - Year-over-year growth of over 60,000 DIDs or 4.7%
  - Steady improvement in cancel rate since Q2 2009: best performance since Q2 2006
  - 2.6% cancel rate in recent quarter down from 3.5% in Q1 2009



Quarterly Cancel Rate (1)
4.0%
3.5%
3.0%
2.5%
2.0%
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10

(1) Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

j2 Global Communications

2010 Q2 Highlights

Operations



- **Marketing Programs:**
  - **Awarded two Tellys for online eVoice® commercials:**
    - **Silver Telly for Internet Service Advertising**
    - **Bronze Telly for Communication Marketing**
  - **Lower marketing spend in Q2**
  - **Increased spend in Q3 and Q4**
  - **Started marketing campaigns in Japan and other Asia Pacific markets in late Q2**



j2 Global Communications

2010 Q2 Highlights

Operations

- Corporate Sales
  - Revenues grew 7.8% annually, DIDs grew 10.4%
  - Added 25 new contract customers in Q2; 4 large deals
  - Over 70 Accounts with 1,000+ DIDs
  - Successfully targeting specific industries and markets focusing on value added propositions
  - Allocated a dedicated Corporate Marketing Director to manage the Corporate Marketing team
  - Added another account executive in the UK

- Japan
  - Launched local Japanese operations and marketing in mid June with Tokyo and Osaka available immediately
  - Added 15 major cities in early July
  - Live Japanese customer support
    - 5 days a week
    - 7am-5pm Tokyo time
  - Optimizing and increasing online campaigns

j2 Global Communications

2010 Q2 Highlights

Operations

- Geographic Coverage Expansion
  - Added 493 cities (4,158 total in 48 countries) during Q2
  - Expansion focused on Asia and Europe
  - German coverage increased by 96 cities
  - Added new country: Gibraltar
  - Added 17 cities in Japan


2010

- Coming Soon…
  - eFax® Next ™ launch in Q3 with new and rich features and functionalities
  - Voice website redesign to enhance website content, functionality, and ease of user interaction

j2 Global Communications

2010 Q2 Highlights

2010 M&A Review

- Alban Telecom Ltd
  - UK voice services company acquired in early July
  - Customer base in UK
- As of July, total of five completed acquisitions in 2010 across fax, voice, and email hosting services
  - 3 international companies: UK voice - Reality Telecom & Alban Telecom
    Australian fax to email - mBox™
  - 2 domestic companies: fax to email - TrustFax®; Hosted email - FuseMail®
- Migration Progress
  - TrustFax® migration completed in Q1
  - Reality Telecom migration completed in Q2
  - mBox™ migration completed in July
  - FuseMail® migration ongoing
  - Alban Telecom started
- M&A pipeline – large number of candidates in multiple countries; predominantly international opportunities

j2 Global Communications

2010 GUIDANCE

2010 Guidance

	2010 Plan
Revenues	3% - 7% increase vs. 2009
Non-GAAP EPS	similar to 2009

2010 EPS is based on Non-GAAP which excludes SFAS 123(R) non-cash compensation expense, net of tax benefit.

Supplemental Information

j2 Global Communications

Metrics

			2008		2009				2010	
			Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Revenues	Fixed Subscriber Revenues	(in Thousands)	$47,481	$48,125	$48,799	$49,726	$49,782	$49,612	$48,869	$49,467
	Variable Subscriber Revenues		12,985	11,503	10,842	11,322	11,264	10,576	10,678	11,093
	Subscriber Revenues		$60,466	$59,628	$59,640	$61,049	$61,046	$60,188	$59,547	$60,559
	Other Revenues		1,086	1,014	751	1,415	756	727	733	751
	Total Revenues		$61,552	$60,642	$60,391	$62,464	$61,801	$60,915	$60,280	$61,311
	DID - Based Revenues		$58,440	$57,698	$57,449	$58,904	$58,969	$58,122	$57,435	$58,201
	Non-DID Revenues		3,112	2,944	2,942	3,560	2,832	2,793	2,845	3,110
	Total Revenues		$61,552	$60,642	$60,391	$62,464	$61,801	$60,915	$60,280	$61,311
	Subscriber Revenues/Total Revenues		98.2%	98.3%	98.8%	97.7%	98.8%	98.8%	98.8%	98.8%
	DID - Based/Total Revenues		94.9%	95.1%	95.1%	94.3%	95.4%	95.4%	95.3%	94.9%
	% Fixed Subscriber Revenues		78.5%	80.7%	81.8%	81.5%	81.5%	82.4%	82.1%	81.7%
	% Variable Subscriber Revenues		21.5%	19.3%	18.2%	18.5%	18.5%	17.6%	17.9%	18.3%
DIDs	Paid DIDs [1]		1,198,950	1,236,079	1,273,876	1,274,145	1,274,240	1,275,486	1,314,857	1,334,555
	Average Monthly Revenue/DID		$15.87	$15.29	$14.85	$14.96	$15.03	$14.85	$14.40	$14.37
	Cancel Rate [2]		3.0%	3.1%	3.5%	3.3%	3.1%	3.0%	2.8%	2.6%
	Free DIDs (MM)		10.4	10.4	10.1	10.1	10.0	9.9	10.3	10.6
	Average Monthly Revenue/DID		$0.07	$0.06	$0.05	$0.06	$0.05	$0.04	$0.05	$0.04
	Cities Covered		3,137	3,135	3,207	3,327	3,500	3,539	3,665	4,158
	Countries Covered		46	46	46	46	46	46	48	48
Financials	Cash & Investment	(millions)	$151.8	$161.9	$179.3	$194.8	$222.5	$243.7	$264.4	$264.9
	Free Cash Flow [3]	(millions)	$15.0	$24.4	$30.4	$22.9	$26.1	$22.2	$34.2	$26.4

[1] Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.

[2] Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

[3] Free cash flow is net cash provided by operating activities, less purchases of property, plant, and equipment, plus excess tax benefits (deficiency) from share based compensation.
In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter which settled all transfer pricing audit for for tax years 2004 through 2008 and was fully accrued for in prior periods. See slide 16 for computation of free cash flow.

j2 Global Communications

Computation of Free Cash Flow

($ in millions)

	Q3 '08	Q4 '08	Q1 '09	Q2 '09	Q3 '09	Q4 '09	Q1 '10	Q2 '10
Net cash provided by operating activities	$15.676	$23.789	$31.152	$20.362	$26.469	$23.850	$34.688	$12.317
Purch. of property & equipment	($0.937)	($0.305)	($0.721)	($0.217)	($0.767)	($1.546)	($0.086)	($0.495)
Excess tax benefit/(deficiency) from share based compensation	$0.212	$0.910	$0.005	$2.718	$0.403	($0.063)	($0.406)	$0.374
IRS settlement								$14.223
Free Cash Flow (1)	$14.951	$24.394	$30.436	$22.863	$26.105	$22.241	$34.196	$26.419

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter, which settled the audit for all transfer pricing with the IRS for tax years 2004 through 2008 and was fully accrued for in prior periods. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

j2 Global Communications

Non-GAAP Results & Reconciliation to GAAP

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30, 2010			SIX MONTHS ENDED JUNE 30, 2010		
	Reported	Non-GAAP Entries	Non-GAAP	Reported	Non-GAAP Entries	Non-GAAP
Subscriber	$ 60,560	$ -	$ 60,560	$ 120,107	$ -	$ 120,107
Other	751	-	751	1,484	-	1,484
Total revenue	61,311	-	61,311	121,591	-	121,591
Cost of revenues [1]	10,380	(330) [1]	10,050	20,646	(659) [1]	19,987
Gross profit	50,931	330	51,261	100,945	659	101,604
Sales and marketing [1]	10,297	(505) [1]	9,792	21,449	(996) [1]	20,453
Research, development and engineering [1]	2,893	(221) [1]	2,672	5,802	(441) [1]	5,361
General and administrative [1][2][3]	11,848	(2,216) [1][2][3]	9,632	23,342	(4,247) [1][2][3]	19,095
Total operating expenses	25,038	(2,942)	22,096	50,593	(5,684)	44,909
Operating earnings	25,893	3,272	29,165	50,352	6,343	56,695
Interest and other income, net	1,067	-	1,067	1,259	-	1,259
Earnings before income taxes	26,960	3,272	30,232	51,611	6,343	57,954
Income tax expense [4]	8,250	1,022 [4]	9,272	15,265	1,966 [4]	17,231
Net earnings	$ 18,710	$ 2,250	$ 20,960	$ 36,346	$ 4,377	$ 40,723
Diluted net earnings per share	$ 0.41		$ 0.46	$ 0.80		$ 0.89
Diluted weighted average shares outstanding	45,808,173		45,808,173	45,651,647		45,651,647

(1) Share based compensation is as follows: for Q2, Cost of revenues is $330K, Sales and Marketing is $505K, R&D is $221K, and G&A is $1,9931K; for YTD 2010, Cost of Revenues is $659K, Sales and Marketing is $996K, R&D is $441K, and G&A is $3,894K.

(2) Payroll taxes associated with share-based compensation is $148K for Q2 and YTD.

(3) Acquisition Costs for Q2 is $75K and YTD is $205K.

(4) Income tax adjustment, net impact of items above

j2 Global Communications